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                                                                     EXHIBIT 24

                               POWER OF ATTORNEY

   KNOW ALL MEN BY THESE PRESENTS, that the undersigned directors of The First American Corporation, a California corporation (the "Corporation"), hereby constitute and appoint Parker S. Kennedy and Mark R Arnesen, and each of them, the true and lawful agents and attorneys-in-fact of the undersigned, with full power and authority in said agents and attorneys-in-fact, and in either or both of them, to sign for the undersigned and in their respective names as directors of the Corporation the Registration Statement on Form S-4 to be filed with the United States Securities and Exchange Commission, Washington, D.C., under the Securities Act of 1933, as amended, and any amendment or amendments to such Registration Statement, relating to the common shares, par value $1.00 per share, of the Corporation to be offered thereunder, and the undersigned ratify and confirm all acts taken by such agents and attorneys-in-fact, or either or both of them, as herein authorized. This Power of Attorney may be executed in one or more counterparts.

   Date: February 20, 2001  By: /s/  D.P. Kennedy
                             _______________________________________________
                             D.P. Kennedy, Chairman and Director

   Date: February 20, 2001  By: /s/  Parker S. Kennedy
                             _______________________________________________
                             Parker S. Kennedy, President and Director

   Date: February 20, 2001  By: /s/  George L. Argyros
                             _______________________________________________
                             George L. Argyros, Director

   Date:                    By:
                             _______________________________________________
                             Gary J. Beban, Director

   Date: February 20, 2001  By: /s/  J. David Chatham
                             _______________________________________________
                             J. David Chatham, Director

   Date:                    By:
                             _______________________________________________
                             Hon. William G. Davis, Director

   Date: February 20, 2001  By: /s/  James L. Doti
                             _______________________________________________
                             James L. Doti, Director

   Date: February 20, 2001  By: /s/  Lewis W. Douglas, Jr.
                             _______________________________________________
                             Lewis W. Douglas, Jr., Director

   Date: February 20, 2001  By: /s/  Paul B. Fay, Jr.
                             _______________________________________________
                             Paul B. Fay, Jr., Director

   Date: February 20, 2001  By: /s/  Frank E. O'Bryan
                             _______________________________________________
                             Frank E. O'Bryan, Director

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
   Date: February 20, 2001  By: /s/  Roslyn B. Payne
                             _______________________________________________
                             Roslyn B. Payne, Director

   Date: February 20, 2001  By: /s/  D. Van Skilling
                             _______________________________________________
                             D. Van Skilling, Director

   Date: February 20, 2001  By: /s/  Virginia Ueberroth
                             _______________________________________________
                             Virginia Ueberroth, Director

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